                                                                  EXHIBIT 10.33

                            DATED 1st November 2002

                          ST. PAUL MANAGEMENT LIMITED

                                      AND

                      ST. PAUL REINSURANCE COMPANY LIMITED

                              -------------------

                      INTRA-GROUP ASSET TRANSFER AGREEMENT

                              -------------------

                               Slaughter and May
                                One Bunhill Row
                                 London EC1Y8YY
                                 (GWJ/ESYL/ANA)

                                  CAO21690094

                                    CONTENTS

                                                                      PAGE

1.  Interpretation                                                      1

2.  Transfer                                                            2

3.  Consideration                                                       2

4.  Completion                                                          2

5.  Transferor's Warranties                                             2

6.  Further Assurance                                                   3

7.  Entire Agreement                                                    3

8.  Counterparts                                                        3

9.  Governing law                                                       3

THIS AGREEMENT is made the 1st day of November, 2002

BETWEEN:-

1. ST. PAUL MANAGEMENT LIMITED (registered in England No. 00972175) whose registered office is at The St. Paul House, 27 Camperdown Street, London E1 8DS (the "TRANSFEROR")

AND

2. ST. PAUL REINSURANCE COMPANY LIMITED (registered in England No. 01460363) whose registered office is at The St. Paul House, 27 Camperdown Street, London El 8DS (the "TRANSFEREE")

WHEREAS:-

(A) The St. Paul Companies, Inc. ("ST. PAUL") and Platinum Underwriters Holdings, Ltd. (PLATINUM HOLDINGS") entered into a Formation and Separation Agreement dated 28 October, 2002 (and such agreement as may be amended from time to time) (the "FORMATION AND SEPARATION AGREEMENT") setting forth certain terms governing St. Paul's sponsorship of the organisation of Platinum Holdings and its subsidiaries, actions to be taken in respect of Platinum Holdings' initial public offering (the "Public Offering") of its common shares and the ongoing relationships between St. Paul and its subsidiaries and Platinum Holdings and its subsidiaries after the effective date of the Public Offering.

(B) Pursuant to the Formation and Separation Agreement, the parties thereto have agreed to procure that the Transferee will transfer (or procure the transfer of) certain business assets (the "BUSINESS ASSETS") to Platinum Re (UK) Limited on the terms set out in a Business Transfer Agreement to be entered into between the Transferee, the Transferor and Platinum Re
      (UK) Limited (the "BUSINESS TRANSFER AGREEMENT") with the intention that Platinum Re (UK) Limited shall be entitled to carry on the Business (as defined in the Business Transfer Agreement) in succession to the Transferee as a going concern.

(C) The Transferor is the beneficial owner or is otherwise able to procure the transfer of the Assets, which form part of the Business Assets.

(D) The parties hereto agree that the Transferor will transfer (or procure the transfer of) the Assets to the Transferee on the terms set out in this agreement with the intention that the Transferee shall be entitled to transfer, inter alia, the Assets to Platinum Re (UK) Limited pursuant to the Business Transfer Agreement.

WHEREBY IT IS AGREED as follows:-

1.    INTERPRETATION

1.1   In this agreement:

      "ASSETS"          means all the tangible assets listed or referred to in
                        Schedule 6 to the Business Transfer Agreement which are to be transferred to Platinum Re (UK) Limited by the Transferee pursuant to the Business Transfer Agreement;


      "COMPLETION"      means completion of the transfer of the Assets under
                        this agreement.

1.2   In this agreement, unless otherwise specified:-

      (A) references to clauses and schedules are to clauses and schedules to, this agreement; and

      (B) headings to clauses and schedules are for convenience only and do not affect the interpretation of this agreement.

2.    TRANSFER

      The Transferor shall transfer or procure the transfer and the Transferee shall accept the transfer of the Assets.

3.    CONSIDERATION

      The consideration for the transfer of the Assets shall be US$ 300,003.

4.    COMPLETION

4.1 Completion shall take place immediately after signature of this agreement at such place as may be agreed between the parties.

4.2 At Completion (or such later time as the parties may agree) the Transferor shall deliver to the Transferee:-

      (A) all the Assets which are capable of transfer by delivery with the intent that legal and beneficial title to these Assets shall pass by and upon delivery; and

      (B) (if any) all such documentation duly executed outside the United Kingdom in respect of the Assets as is appropriate to transfer the legal and beneficial title of the Assets to the Transferee.

5.    TRANSFEROR'S WARRANTIES

      The Transferor warrants to the Transferee in the following terms:

      (A)   Ownership of the Assets

            The Transferor is the sole beneficial and legal owner of the Assets.

      (B)   Options, mortgages and other encumbrances

            There is no option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance or equity on, over or affecting the Assets or any of them and there is no agreement or commitment to give or create any and no claim has been made by any person to be entitled to any.

6.    FURTHER ASSURANCE

      Each of the parties shall from time to time, on being reasonably requested to do so by the other party, execute such deeds and do all such things as are reasonably required for giving full effect to this agreement.

7.    ENTIRE AGREEMENT

      This agreement and any other documents referred to in it constitute the whole and only agreement between the parties relating to the transfer of the Assets.

8.    COUNTERPARTS

      This agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

9.    GOVERNING LAW

      This agreement shall be governed by and construed in accordance with English law.

IN WITNESS whereof the parties have executed this agreement the day and year first before written

SIGNED by /s/ Charles Collis
as attorney for and on behalf of
ST. PAUL MANAGEMENT LIMITED


SIGNED by /s/ Charles Collis
as attorney for and on behalf of
ST. PAUL REINSURANCE COMPANY LIMITED